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KPMG Peat Marwick

     Certified Public Accountants

     4200 Norwest Center                         Exhibit 23(d)
     90 South Seventh Street
     Minneapolis, MN  55402





                         Independent Auditors' Consent




The Board of Directors
Community Credit Co.:


We consent to the use of our report dated January 22, 1993 included herein and to the reference to our firm under the heading "EXPERTS" in the Proxy Statement-Prospectus.




                                  /s/  KPMG Peat Marwick


January 25, 1994